MASSACHUSETTS FINANCIAL SERVICES COMPANY
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000




                                        October 7, 2003



VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re: MFS(R)Series Trust I (File Nos. 33-7638 and 811-4777), on Behalf of MFS(R)Research International Fund; MFS(R)Series Trust V (File Nos. 2-38613 and 811-2031), on Behalf of MFS(R)International New Discovery Fund; MFS(R)Series Trust VI (File Nos. 33-34502 and 811-6102), on Behalf of MFS(R)Global Equity Fund; and MFS(R)Series Trust VIII (File Nos. 33-37972 and 811-5262) on Behalf of MFS(R)Global Growth Fund

Ladies and Gentlemen:

     This letter serves as notification of the existence of a Spanish language version of the Supplement dated October 1, 2003 to the current Prospectus and Statement of Additional Information ("SAI") of the above-named funds. The Supplement was filed electronically with the Securities and Exchange Commission on October 1, 2003, pursuant to Rule 497(e) under the Securities Act of 1933 (EDGAR Accession No. 0000912938-03-000406).

     Pursuant to Rule 306(a) of Regulation S-T, I hereby represent, to the best of my knowledge, that the Supplement filed as described above is a fair and accurate English translation of the corresponding foreign language document.

     Please call the undersigned at (617) 954-5182 or (800) 343-2829 with any questions you may have.

                                        Very truly yours,



                                        JAMES R. BORDEWICK, JR.
                                        James R. Bordewick, Jr.
                                        Assistant Secretary and Assistant
                                        Clerk of the Trusts